                                                                   EXHIBIT 10.16

                                                                        C#.30793
                                                                        L# 30794
                                                                 Ls#. 8800022328


[GRAPHIC]                                                        PROMISSORY NOTE
--------------------------------------------------------------------------------

$298,018 46                                Funding Date December 27, 2002 (Year)

         FOR VALUE RECEIVED, BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation, BROOKWOOD LAMINATING, INC, a Delaware corporation, KENYON INDUSTRIES, INC, a Delaware corporation, ASHFORD BROMLEY, INC, a Delaware corporation, LAND AND OCEAN III, INC, a Florida corporation, XTRAMILE, INC, a Delaware corporation, and STRATEGIC TECHNICAL ALLIANCE, LLC, a Delaware limited liability company (collectively the "Maker(s)"), promises to pay to the order of KEY EQUIPMENT FINANCE, A DIVISION OF KEY CORPORATE CAPITAL INC., ("Holder"), the sum of two hundred ninety eight thousand eighteen dollars and forty six cents ($298,018 46) in lawful money of the United States of America (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein This Note is executed pursuant to that certain security agreement (the "Security Agreement") dated as of December 20, 2002 between Maker and Holder Capitalized terms used herein without definition shall have the meaning given them in the Security Agreement

1. INTEREST RATE; PLACE OF PAYMENT Interest on the balance of the Principal outstanding on this Note shall accrue from the Funding Date of this Note and shall be due and payable at a fixed rate of four and sixty seven hundredths percent (467%) per annum (the "Interest Rate") which rate shall be immediately and correspondingly adjusted (pursuant to 2(b) hereof) with each change in the Actual Index (as hereinafter defined) Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months Payment of the Principal and Interest hereunder shall be made to Holder at 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865, or at such other place as Holder may designate from time to time in writing Holder reserves the right to require payment on this Note to be made by wired federal funds or other immediately available funds

2. REPAYMENT TERMS (a) The Principal and Interest shall be due and payable as follows

                           (1) On the first Note Payment Date, an amount equal
                  to $3866 per day as interim interest for the period from the Funding Date through and including the last day of the month following the Funding Date, which interim interest was calculated by Holder using the Assumed Index (as hereinafter defined) plus 325 basis points and is expressly not subject to adjustment pursuant to Section 2(b) hereof, plus

                           (2) Sixty (60) consecutive monthly installments
                  payable in arrears each in an amount equal to 5,57903 commencing and payable on the first day of the second month following the Funding Date and on the same day each month thereafter (each, a "Note Payment Date") In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is not paid on or before the date due hereunder

         (b) Maker and Holder agree that each Note payment hereunder shall be increased or decreased (but not below zero), as the case may be, by the Rate Differential (as hereinafter defined) as follows if, as of any Note Payment Date, (i) the Rate Differential is greater than zero, the amount due on such Note Payment Date shall be increased by such Rate Differential and (ii) the Rate Differential is less than zero, the amount of the Note Payment due on such Note Payment Date shall be decreased by such Rate Differential

         (c) As used herein, the following terms shall have the respective meanings indicated below

                           (1) "Assumed Index" shall mean one and forty two
                  hundredths percent (142%)

                           (2) "Actual Index" shall mean, as of the date of
                  determination, the London interbank offered rate for deposits in United States dollars having a maturity of one month which appears in the "Money Rates" section of The Wall Street Journal, published on the business day on, or immediately prior to, the 28th day of the month immediately preceding such calendar month If


--------------------------------------------------------------------------------
Form No R96-500 801                                                  Page 1 of 4
                 the Actual Index is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Actual Index"

                         (3) "Net Investment Balance" shall mean, as of the date
                 of determination, the outstanding balance (calculated using the Assumed Index plus 325 basis points) reflected on Holder's accounting system (which assumes a 360 day year consisting of twelve 30 day months), for the Note Payment Date immediately preceding such day or, if such day is a Note Payment Date, for such Note Payment Date

                           (4) "Rate Differential" shall mean, with respect to
                  any Note Payment Date, the product of the following formula

    Rate Differential = Actual Index - Assumed Index X Net Investment Balance
                        ----------------------------
                                       12

3 SECURITY Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by a first priority security interest -in the Collateral

4 PREPAYMENT Except as contemplated by clause (3) of section 10 of the Security Agreement, Maker may not prepay, in whole or in part, the principal outstanding hereunder, Maker may prepay, in whole but not in part, the principal outstanding hereunder by paying to Holder such outstanding principal, together with all accrued and unpaid interest thereon, plus a prepayment premium ("Prepayment Premium") equal to a percentage of the outstanding principal calculated as follows

                   Months                      Prepayment Premium
         -----------------------------------------------------------------
                    1-12                              5%
                   13-24                            1/2%
               25-End of Term                         0%

5 TRANSFER OR ASSIGNMENT Holder may at any time assign or otherwise transfer or negotiate this Note in whole or in part, without any notice to Maker The rights and obligations of Maker may not be assigned or delegated

6 APPLICATION OF PAYMENTS Prior to an Event of Default, each payment received on this Note shall be applied first to all costs of collection, then to unpaid late payment charges (if any) and Prepayment Premium (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received Upon the occurrence, and during the continuance, of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral when received by Holder, in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as Holder may direct in its sole discretion, and Maker irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that Holder shall have the continuing and exclusive right to apply any and all such payments and proceeds in the Holder's sole discretion, notwithstanding any entry to the contrary upon any of its books and records

7 EVENTS OF DEFAULT (a) Maker shall be in default if any of the following happens (an "Event of Default") (1) Maker fails to make any installment of the Principal or Interest, or any other payment due and owing, under this Note within ten (10) days after the same becomes due and payable, or (2) Maker fails to perform any other obligation required to be performed by Maker under this Note, the Security Agreement or any of the other Loan Documents for thirty (30) days after written notice from Holder of such failure, or (3) any representation, warranty or other statement by or on behalf of Maker in connection with this Note is false or misleading in any material respect, or (4) an Event of Default has occurred and is continuing under the Security Agreement

         (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, Holder may declare the entire outstanding balance of the Principal, together with all accrued and unpaid

--------------------------------------------------------------------------------
Form No R96-500 801                                                  Page 2 of 4

Interest thereon, immediately due and payable without notice or demand which amounts shall, together with all other sums due hereunder, accrue interest from such acceleration until the date of actual payment at the Default Rate (provided, however, that should there occur an Event of Default, and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Maker while such default remains uncured, the entire outstanding balance of the Principal automatically shall be accelerated and due and payable with interest thereon at the Default Rate), and Holder may exercise any and all of its remedies hereunder, under the other Loan Documents and under Applicable Law The remedies of Holder provided herein, in the Security Agreement and under Applicable Law shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies

8 COLLECTION COSTS In addition to the Principal, Interest Prepayment Premium (if any), and late payment charges (if any), Maker shall pay Holder on demand, and Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees, incurred in connection with enforcement of its rights and remedies hereunder and under the other Loan Documents, the protection or realization of the Collateral or in connection with Holder's collection efforts, or in connection with any bankruptcy or other judicial proceeding, whether or not suit on this Note or any foreclosure proceeding is filed All such costs and expenses shall be payable on demand and, until paid, shall be Secured Obligations secured by the security interest granted under the Security Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Note

9 GOVERNING LAW, BINDING AGREEMENT The provisions of this Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns THIS NOTE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK

10 MORE THAN ONE SIGNER If more than one person or entity signs this Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both jointly and severally

11 GENERAL Maker represents and warrants that this Note evidences a loan for business or commercial purposes Prior to signing this Note, Maker read and understood the provisions hereof, and agrees to all terms and conditions contained herein

12 WAIVER MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR DISHONOR, NOTICE OF INTENTION TO ACCELERATE THE MATURITY, NOTICE OF PROTEST AND PROTEST OF THIS NOTE HOLDER AND MAKER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH HOLDER OR MAKER MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION,
COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY HOLDER AND THE MAKER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE AND THE OTHER LOAN DOCUMENTS

--------------------------------------------------------------------------------
Form No R96-500 801                                                  Page 3 of 4

13 USURY, PARTIAL INVALIDITY (a) At no time shall the Interest Rate (or the Default Rate or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan Should Holder ever collect interest at a rate that exceeds such applicable legal limit, such excess will be credited to the Principal

            (b) Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under the laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Note in any other jurisdiction

14 NOTICES All notices and other communications under this Note shall be in writing and shall be addressed (a) if to Maker, 232 Madison Ave, New York, NY 10016, and (b) if to Holder, Key Equipment Finance, a Division of Key Corporate Capital Inc, 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865, Attention Account Manager, or such other address as either party hereto shall communicate to the other party at its address specified above All such notices and other communications shall be deemed to have been duly given if delivered by hand, overnight courier or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt

15 FUNDING DATE The Funding Date for this Note shall be the date on which Holder disburses funds hereunder TO THE EXTENT THE FUNDING DATE IS LEFT BLANK ABOVE, OR DOES NOT REFLECT THE ACTUAL DATE THAT HOLDER DISBURSES FUNDS HEREUNDER, MAKER HEREBY AUTHORIZES HOLDER TO WRITE IN THE CORRECT DATE AT THE TIME OF DISBURSEMENT

         IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be duly executed on the day and year first above written

MAKER

BROOKWOOD COMPANIES INCORPORATED             BROOKWOOD LAMINATING, INC


/s/ RONALD E. KAPLAN                         /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO


KENYON INDUSTRIES, INC.                      ASHFORD PROMLEY, INC.


/s/ RONALD E. KAPLAN                         /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO



XTRAMILE, INC.                               LAND AND OCEAN III, INC.


/s/ RONALD E. KAPLAN                         /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  Treasurer                             Title Asst. Treasurer



STRATEGIC TECHNICAL ALLIANCE, LLC


/s/ RONALD E. KAPLAN
-------------------------------
Name Ronald E. Kaplan
Title  Member      Manager  X
              ---          ---

--------------------------------------------------------------------------------
Form No R96-500 801                                                  Page 4 of 4

                                                                        C# 30793
                                                                        L# 30794
                                                                 Ls#  8800022328


[GRAPHIC]                                                     SECURITY AGREEMENT
--------------------------------------------------------------------------------


         THIS SECURITY AGREEMENT (this "Agreement" or "Security Agreement") dated as of December 20, 2002 is made by and between BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation having its chief executive office at 232 Madison Ave, New York, NY 10016, BROOKWOOD LAMINATING, INC, a Delaware corporation having its chief executive office at 1425 Kingston Rd, Peace Dale, RI 02883, KENYON INDUSTRIES, INC, A Delaware corporation having its chief executive office at 36 Sherman Ave, Kenyon, RI 02836, ASHFORD BROMLEY, INC, a Delaware corporation having its chief executive office at 36 Sherman Ave, Kenyon, RI 02836, LAND AND OCEAN III, INC, a Florida corporation having its chief executive office at 2315 Stirling Rd, Ft Lauderdale, FL 33312, XTRAMILE, INC, a Delaware corporation having its chief executive office at 2315 Stirling Rd, Ft Lauderdale, FL 33312, and STRATEGIC TECHNICAL ALLIANCE, LLC, a Delaware limited liability company having its chief executive office at 232 Madison Ave, New York, NY 10016 (collectively the "Borrower(s)") and KEY EQUIPMENT FINANCE, A DIVISION OF KEY CORPORATE CAPITAL INC and assigns, having an office at 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865 ("KEF")

                                   WITNESSETH

1 GRANT OF SECURITY INTEREST IN THE EQUIPMENT In consideration of one or more loans, advances or other financial accommodations at any time before, at or after the date hereof, made or extended by KEF to or for the account of the Borrower, directly or indirectly, as principal, guarantor or otherwise and to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, the Borrower hereby pledges, assigns, transfers hypothecates to KEF and grants to KEF a security interest in, and acknowledges and agrees that this Agreement shall create a continuing security interest in, all of Borrower's right, title and interest in and to the Collateral

         The Secured Obligations of the Borrower are absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any right of set-off, counterclaim, deduction, defense or other right which the Borrower may have for any reason against any vendor, supplier, manufacturer, KEF or any other party All obligations of Borrower hereunder shall survive the expiration, cancellation or other termination of this Agreement

2 DEFINITIONS Unless the context otherwise requires, as used in this Agreement, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof

"Alteration" shall have the meaning specified in Section 6 hereof

"Applicable Law" shall mean all applicable Federal, state, local and foreign laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority

"Authorized Signer" shall mean any officer of Borrower, set forth on an incumbency certificate (in form and substance satisfactory to KEF) delivered by Borrower to KEF, who is authorized and empowered to execute the Loan Documents

"Certificate of Acceptance" shall mean a certificate of acceptance, in form and substance satisfactory to KEF, executed and delivered by Borrower in accordance with Section 3 hereof

"Collateral" shall mean the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all proceeds (both cash and non-cash) receivable or received from the sale, lease, license, collection, use, exchange or other disposition of the Collateral, including insurance proceeds, thereof (including, without limitation, claims of the Borrower against third parties for Loss or Damage to any such collateral)

"Collateral Schedule" shall mean each collateral schedule now or hereafter attached hereto and made a part hereof, in substantially the form of Schedule 1 hereto

--------------------------------------------------------------------------------

Form No 96-501 801

"Default" shall mean any event or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default

"Default Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law

"Equipment" shall mean an item or items of personal property which are described on the Collateral Schedule, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Borrower's interest therein, if any

"Equipment Location" shall mean the location of the Equipment, as set forth on
Schedule 1, or such other location (approved in writing by KEF) as Borrower shall from time to time specify in writing

"Event of Default" shall have the meaning specified in Section 16 hereof

"GAAP" shall have the meaning specified in Section 22(g) hereof

"Governmental Action" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment

"Governmental Authority" shall mean any foreign, Federal, state, county, municipal or other governmental authority, agency, board or court

"Guarantor" shall mean any guarantor of the Secured Obligations

"Installment(s)" shall mean the periodic payments due to repay the Note, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of the Loan Documents

"Item of Equipment" shall mean each item of the Equipment

"Liability" shall have the meaning set forth in Section 18 hereof

"Loan Documents" shall mean, collectively, this Agreement, the Note, and all other documents prepared by KEF and now or hereafter executed in connection therewith

"Lien" shall mean all mortgages, pledges, security interests, liens, encumbrances, claims or other charges of any kind whatsoever, except the security interest of KEF created by this Agreement

"Loss or Damage" shall mean any loss, theft, destruction, disappearance or any condemnation, expropriation or requisition of or damage to any Item of Equipment

"Note" shall mean that certain Promissory Note in the original principal amount of $298,018 46 executed in connection herewith, together with any extensions, modifications, renewals, refinancings or other restructurings thereof

"Secured Obligations" means all of the following obligations of Borrower, whether direct or indirect, absolute or contingent, matured or unmatured, originally contracted with KEF or another party, and now or hereafter owing to or acquired in any manner partially or totally by KEF or in which KEF may have acquired a participation, contracted by Borrower alone or jointly or severally
(a) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred or executed by Borrower to, in favor of, or with KEF (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to the Loan Documents, any letter of credit agreements, advance agreements, indemnity agreements, guaranties, lines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor, (b) any and all claims of whatever kind of KEF against Borrower, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Borrower to KEF in connection with any instrument purchased by KEF, and (c) any and all of KEF's fees, costs and expenses related to the foregoing

"Supplier" shall mean the manufacturer or the vendor of the Equipment, as set forth on each Collateral Schedule

"Term" shall mean the term of the Note

"UCC" shall have the meaning set forth in Section 16(b)(2) hereof Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meaning assigned to them in the UCC

"Upgrade" shall have the meaning specified in Section 8 hereof

3 DELIVERY AND ACCEPTANCE Concurrently with execution of the Collateral Schedule hereunder, Borrower shall execute and deliver to KEF a Certificate of Acceptance for the Equipment described on such Collateral

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 2 of 12

Schedule KEF SHALL HAVE NO OBLIGATION TO ADVANCE ANY FUNDS TO BORROWER UNLESS AND UNTIL KEF SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING TO THE EQUIPMENT EXECUTED BY BORROWER Such Certificate of Acceptance shall constitute Borrower's acknowledgment that such Equipment (a) was received by Borrower, (b) is satisfactory to Borrower in all respects, (c) is suitable for Borrower's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms and conditions of the Loan Documents Borrower s execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between KEF and Borrower that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Borrower, and Borrower shall not assert any claim of any nature whatsoever against KEF based on any of the foregoing matters, provided, however, that nothing contained herein shall in any way bar, reduce or defeat any claim that Borrower may have against the Supplier or any other person (other than KEF)

4 PAYMENTS Borrower shall pay the Note on the terms set forth therein All Installments shall be payable when due whether or not Borrower has received any additional notice that such Installments are due All Installments shall be paid to KEF at 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865, or as otherwise directed by KEF in writing

5 LOCATION, INSPECTION, LABELS The Equipment shall be delivered to the Equipment Location and shall not be removed therefrom without KEF's prior written consent Borrower shall maintain possession and control of the Equipment at all times Borrower will promptly give written notice to KEF of any change in the identity or location of any Item of Equipment which might require new filings or other action to assure continued perfection of the security interest of KEF granted hereby The Borrower owns, and will continue to own, all Equipment Locations except as otherwise indicated on Schedule 1 KEF shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time At KEF's request, Borrower shall affix permanent labels evidencing KEF's interest in the Equipment in a prominent place on the Equipment and shall keep such labels in good repair and condition

6. USE, ALTERATIONS Borrower shall use the Equipment only in the course of its business for commercial purposes (and shall not permanently discontinue use of the Equipment), and in compliance with Applicable Law and the requirements of any applicable insurance policies, and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear Borrower shall comply with all Applicable Law with respect to the Equipment Borrower shall immediately notify KEF in writing of any existing or threatened investigation, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the value of the Equipment or the perfection or priority of the security interest of KEF in the Collateral Borrower shall not make any material alterations, additions, modifications or improvements (each, an "Alteration") to the Equipment without KEF's prior written consent, provided that Borrower, at its own expense, shall make Alterations as may be required from time to time to meet the requirements of Applicable Law or Governmental Action All such Alterations immediately, and without further act, shall be deemed to constitute Items of Equipment and fully be subject to the security interest granted to KEF hereunder

7 REPAIRS AND MAINTENANCE Borrower, at Borrower's own cost and expense, shall
(a) keep the Equipment in good repair, operating condition and working order and in compliance with the manufacturer's specifications and Borrower's standard practices (but with respect to the latter, in no event less than industry practices) and (b) enter into and keep in full force and effect during the Term hereof a maintenance agreement with the manufacturer of the Equipment, or a manufacturer-approved maintenance organization, to maintain, service and repair the Equipment as otherwise required herein Upon KEFs request, Borrower shall furnish KEF with an executed copy of any such maintenance agreement An alternate source of maintenance may be used by Borrower with KEF's prior written consent Borrower, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that is unfit or unavailable for use from any cause (whether or not such replacement is covered by the aforesaid maintenance agreement) with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Agreement) Such replacement part shall be free and clear of all Liens and upon installation, attachment or incorporation in, on or


--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 3 of 12
into such Item of Equipment, such replacement part immediately, and without further act, shall be deemed to constitute an Item of Equipment and fully be subject to the security interest granted to KEF hereunder If KEF repossesses the Equipment pursuant to its rights under this Agreement and at that time, in the opinion of KEF, any Item of Equipment fails to meet the standards set forth above, Borrower agrees to pay on demand all costs and expenses incurred in connection with repairing or restoring such Item of Equipment so as to meet such standards and/or assembling and delivering such Item of Equipment

8 EQUIPMENT UPGRADES/ATTACHMENTS In addition to the requirements of Section 6 hereof, Borrower, at its own expense, may from time to time add or install upgrades or attachments (each, an "Upgrade") to the Equipment, provided that such Upgrades are readily removable without causing material damage to the Equipment and do not materially adversely affect the fair market value of the Equipment Any such Upgrades shall be owned by Borrower, shall become subject to the security interest created by this Agreement and shall be kept free and clear of all Liens so long as attached to the Equipment

9 LEASE AND ASSIGNMENT (a) WITHOUT KEF'S PRIOR WRITTEN CONSENT, BORROWER SHALL NOT (1) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF, THE EQUIPMENT OR ANY INTEREST THEREIN, OR ASSIGN OR DELEGATE ITS RIGHTS OR OBLIGATIONS UNDER THE LOAN DOCUMENTS, OR {2) LEASE OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN BORROWER

         (b) KEF, at any time with or without notice to Borrower, may sell, transfer, grant participations in, assign and/or grant a security interest in any or all of KEF's right, title and interest in and to the Loan Documents, or in KEF's security interest in any Item of Equipment In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of KEF's rights hereunder or thereunder, and BORROWER SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST KEF Borrower agrees that upon written notice to Borrower of any such sale, transfer, assignment and/or security interest, Borrower shall acknowledge receipt thereof in writing and shall comply with the reasonable directions and demands of such purchaser, transferee, assignee or secured party

         (c) Subject to the foregoing, all covenants and agreements contained herein shall be binding upon, and inure to the benefit of, KEF and its successors and permitted assigns and Borrower and Its successors and permitted assigns

10 LOSS OF OR DAMAGE TO EQUIPMENT (a) In the event of Loss or Damage to any Item of Equipment, Borrower shall immediately notify KEF of same and, at the option of KEF, as specified in a notice from KEF to Borrower, Borrower shall within thirty (30) days following such Loss or Damage (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof, (2) replace such Item of Equipment with replacement equipment (acceptable to KEF) in as good condition and repair, and with the same or better fair market value as such replaced Item of Equipment immediately preceding the Loss or Damage (assuming that such replaced Item of Equipment was in the condition required by this Agreement), which replacement equipment shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Agreement and the security interest granted to KEF as if originally pledged as Collateral hereunder and shall be free and clear of all Liens, or (3) pay to KEF any unpaid Installments and other charges due prior to the payment date specified in such notice plus an amount, with respect to an Item of Equipment, equal to the pro rata portion of the Installments attributable to such Item of Equipment under the Loan Documents after discounting such Installments to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Installments would have been paid but for the operation of this clause, together with interest on such amount at the Default Rate from the payment date specified in such notice to the date of actual payment

         (b) Upon KEF's receipt of the payment required under clause (3) above, KEF shall release its security interest in such Item of Equipment If Borrower fails to either restore or replace the Item of Equipment pursuant to clauses (1) or (2) above, respectively, Borrower shall make the payment under clause (3) above

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 4 of 12

11 INSURANCE (a) Borrower, at Borrower's own cost and expense, shall maintain
(1) insurance against all risks of physical loss or damage to the Equipment (which shall include theft and collision for Equipment consisting of motor vehicles, and shall not exclude loss resulting from flood or earthquake) in an amount not less than the full replacement value thereof and (2) comprehensive public liability insurance including blanket contractual liability for personal and bodily injury and property damage in an amount satisfactory to KEF

         (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice to KEF of cancellation or material change in coverage (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice), (2) name "KeyCorp and its subsidiaries and affiliated companies, including KEF Equipment Finance, a Division of KEF Corporate Capital Inc, their successors and assigns" as sole loss payee under the property insurance policies, (3) not require contributions from other policies held by KEF, (4) waive any right of subrogation against KEF,
(5) in respect of any liability of KEF, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due KEF under such policies, (6) not require that KEF pay or be liable for any premiums with respect to such insurance covered thereby, (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment, and (8) contain breach of warranty provisions providing that, in respect of the interests of KEF in such policies, the insurance shall not be invalidated by any action or inaction of Borrower or any other person (other than KEF) and shall insure KEF regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Borrower or by any other person (other than KEF) Prior to funding the Note, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Borrower shall deliver to KEF a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section

         (c) Proceeds of insurance with respect to physical loss or damage to the Equipment shall be applied, at the option of KEF, to repair or replace the Equipment or to reduce or satisfy (as applicable) the Secured Obligations

12 TAXES Borrower shall pay when due any and all taxes, fees, levies, imposts, duties, assessments and public and private charges levied or assessed on or with respect to the Equipment, on the use thereof, or on this Agreement or any of the other Loan Documents

13 KEF'S RIGHT TO PERFORM FOR BORROWER If Borrower fails to perform any of its obligations contained in the Loan Documents, KEF may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of KEF incurred in connection with such performance, together with interest on such amount from the date paid by KEF until the date repaid by Borrower to KEF, at the Default Rate, shall be payable by Borrower to KEF upon demand No such performance by KEF shall be deemed a waiver of any rights or remedies of KEF, or be deemed to cure the default of Borrower hereunder All such sums and amounts so expended by KEF shall be repayable by the Borrower immediately without notice or demand, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate

14 DELINQUENT PAYMENTS, INTEREST If Borrower fails to pay any of the Installments on the date when the same becomes due, Borrower shall pay to KEF a late charge equal to five percent (5%) of such delinquent amount Such late charge shall be payable by Borrower upon demand by KEF and shall be deemed part of the Secured Obligations In no event shall such late charge exceed the maximum amounts permitted under Applicable Law

15 PERSONAL PROPERTY, LIENS, WARRANTY OF TITLE The Borrower is, and will continue to be, the sole owner of the Equipment free from any Lien KEF and Borrower hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon Borrower shall at all times keep the Equipment free and clear from all Liens, and the Borrower shall obtain and deliver to KEF (to be recorded at

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 5 of 12
the Borrower's expense) from each person having a Lien on any Equipment Location waivers of any Lien which such person might have or hereafter obtain or claim with respect to the Equipment Borrower shall (a) give KEF immediate written notice of any Lien on the Collateral, (b) promptly, at Borrower's sole cost and expense, take such action as may be necessary to discharge any such Lien, and
(c) indemnify and hold KEF, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien Borrower warrants that it has good, valid and marketable title to the Equipment, and that (1) the security interest in the Collateral granted to KEF hereunder, when properly perfected by filing, shall constitute a valid and perfected first priority security interest in the Collateral and, (2) the Collateral is not subject to, and Borrower will not grant or permit to exist, any Liens or claims on or against the Collateral, whether senior, superior, junior, subordinate or equal to the security interest granted to KEF hereby, or otherwise

16 EVENTS OF DEFAULT, REMEDIES (a) As used herein, the term "Event of Default" shall mean any of the following events (1) Borrower fails to pay any Installment within ten (10) days after the same shall have become due and payable, (2) Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors, (3) a receiver, trustee, conservator or liquidator of Borrower or any Guarantor or of all or a substantial part of Borrower's or such Guarantor's assets is appointed with or without the application or consent of Borrower or such Guarantor, respectively, (4) a petition is filed by or against Borrower or any Guarantor under any bankruptcy, insolvency or similar legislation, (5) Borrower or any Guarantor violates or fails to perform any provision of either the Loan Documents or any other loan, lease or credit agreement or any acquisition or purchase agreement with KEF or any other party,
(6) Borrower violates or fails to perform any covenant or representation made by Borrower in the Loan Documents, (7) any representation or warranty made herein or in any of the Loan Documents, certificates, financial statements or other statements furnished to KEF (or KEF's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made, (8) Borrower makes a bulk transfer of furniture, fixtures or other equipment or inventory, (9) there is a material adverse change in Borrower's or any Guarantor's financial condition, (10) Borrower merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of KEF, (11) a change in control occurs in Borrower or any Guarantor, (12) the death or dissolution of Borrower or any Guarantor, (13) any of the liens created or granted hereby, or intended to be granted or created hereby, to KEF shall fail to be valid, first priority perfected liens subject to no prior or equal lien, or (14) an additional Lien attaches to the Equipment or the Equipment becomes subject to risk of seizure or forfeiture

      (b) (1) Upon the occurrence of an Event of Default, KEF, at its option, may declare any or all of the Secured Obligations, including, without limitation, the Note, to be immediately due and payable, without demand or notice to Borrower or any Guarantor The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the Default Rate Should there occur a Default and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Borrower while such Default remains uncured, the Secured Obligations automatically shall be accelerated and due and payable and interest thereon at the Default Rate automatically shall apply as of the date of the first occurrence of the Default, without any notice, demand or action of any type on the part of KEF (including any action evidencing the acceleration or imposition of the Default Rate) The fact that KEF has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate shall not constitute a waiver of this provision or estop KEF from asserting or enforcing KEF's rights hereunder

                (2) Furthermore, upon the occurrence of an Event of Default, KEF shall have, in addition to the rights and remedies provided herein, in the other Loan Documents or by law, the rights and remedies of a secured party under the Uniform Commercial Code under the laws of the State of New York (the "UCC") (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further KEF may do any one or more of the following as KEF in its sole discretion may elect, with or without judicial process or the aid and assistance of others (a) enter and remain on any premises on which any of the Equipment may be located and, without resistance or interference by the Borrower, without liability to KEF by reason of such entry or taking possession, take possession of the Equipment, (b) prepare for sale and sell or otherwise dispose of any Equipment on any

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 6 of 12
such premises, (c) require the Borrower to assemble and make available to KEF at Borrower's expense any Equipment at any place and time designated by KEF, (d) remove any Equipment from any such premises for the purpose of effecting sale or other disposition thereof, (e) without demand and without advertisement, notice, hearing or process of law, all of which the Borrower hereby waives, at any place and time or times, sell and deliver any or all Equipment held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as KEF deems advisable, in its sole discretion, or (f) lease all or any portion of the Equipment on such terms and conditions as KEF in its sole discretion may determine In addition to all other sums due KEF hereunder, the Borrower shall pay KEF all reasonable costs and expenses incurred by KEF, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against KEF or the Borrower concerning any matter arising out of or connected with the Loan Documents, the Collateral or the Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code

                (3) BORROWER'S WAIVERS REGARDING DISPOSITION OF THE EQUIPMENT
IF AN EVENT OF DEFAULT OCCURS, BORROWER HEREBY WAIVES ANY DEFENSES, RIGHTS, OFFSETS OR CLAIMS AGAINST KEF ARISING OUT OF THE REPOSSESSION, RETENTION, SALE, MANNER OR METHOD OF SALE OR DISPOSITION OF ANY ITEMS OF EQUIPMENT THE BORROWER AGREES THAT ANY REQUIREMENT OF REASONABLE NOTICE SHALL BE MET IF SUCH NOTICE IS PERSONALLY SERVED ON OR MAILED, POSTAGE PREPAID, TO THE BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AT LEAST 10 DAYS BEFORE THE TIME OF SALE OR OTHER EVENT GIVING RISE TO THE REQUIREMENT OF SUCH NOTICE KEF SHALL NOT BE OBLIGATED TO MAKE ANY SALE OR OTHER DISPOSITION OF THE EQUIPMENT REGARDLESS OF NOTICE HAVING BEEN GIVEN KEF MAY BE THE PURCHASER AT ANY SUCH SALE THE BORROWER HEREBY WANES ALL OF ITS RIGHTS OF REDEMPTION FROM ANY SUCH SALE. KEF MAY POSTPONE OR CAUSE THE POSTPONEMENT OF THE SALE OF ALL OR ANY PORTION OF THE EQUIPMENT BY ANNOUNCEMENT AT THE TIME AND PLACE OF SUCH SALE, AND SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH THE SALE WAS SCHEDULED NONE OF KEF'S RIGHTS OR REMEDIES HEREUNDER ARE INTENDED TO BE EXCLUSIVE OF, BUT EACH SHALL BE CUMULATIVE AND IN ADDITION TO, ANY OTHER RIGHT OR REMEDY REFERRED TO HEREUNDER OR OTHERWISE AVAILABLE TO KEF OR ITS ASSIGNS AT LAW OR IN EQUITY, AND MAY BE PURSUED SINGLY, SUCCESSIVELY OR CONCURRENTLY AT THE SOLE DISCRETION OF LENDER AND MAY BE EXERCISED AS OFTEN AS OCCASION THEREFOR SHALL OCCUR THE FAILURE TO EXERCISE, OR ANY DELAY IN THE EXERCISE OF, ANY RIGHT OR REMEDY SHALL IN NO EVENT BE CONSTRUED AS A WAIVER, RELEASE OR EXHAUSTION OF ANY SUCH REMEDIES NO EXPRESS OR IMPLIED WAIVER BY KEF OF ANY EVENT OF DEFAULT SHALL CONSTITUTE A WAIVER OF ANY OTHER EVENT OF DEFAULT OR A WAIVER OF ANY OF KEF'S RIGHTS UPON THE REOCCURRENCE OF ANY SUCH EVENT OF DEFAULT

         (c) The Borrower hereby authorizes KEF, upon the occurrence and during the continuation of any Event of Default hereunder, at KEF's option to adjust, compromise and settle any losses under any insurance afforded, and the Borrower does hereby irrevocably constitute KEF and each of its designees, as its attorneys-in-fact, with full power and authority, upon the occurrence and during the continuation of any Event of Default hereunder, to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Equipment or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance, but unless or until KEF elects to adjust, compromise or settle losses as aforesaid, such insurance proceeds shall be subject to the lien and security interest of KEF hereunder

         (d) Upon the occurrence, and during the continuance, of an Event of Default hereunder, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by KEF in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as KEF may direct in its sole discretion, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that KEF shall have the continuing and exclusive right to apply any and all such payments and proceeds in KEF's sole discretion,

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 7 of 12
notwithstanding any entry to the contrary upon any of its books and records The Borrower shall remain liable to KEF for any deficiency Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto

         (e) To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then KEF also shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of a default hereunder, and KEF shall have the right in its sole discretion, to determine which rights, liens, security interests or remedies KEF shall at any time pursue, relinquish, subordinate or modify, without in any way affecting the Secured Obligations or any of KEF's rights under this Agreement

17 NOTICES All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section Such notices and other communications shall be effective upon the earlier of receipt or three (3) days after mailing if mailed in accordance with the terms of this section

18 GENERAL INDEMNIFICATION Borrower shall pay, and shall indemnify and hold KEF and its directors, officers, employees, counsel, agents and advisors harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to (a) the Loan Documents, (b) a failure to comply fully with Applicable Law and (c) Borrower's failure to perform any covenant, or breach of any representation or warranty under the Loan Documents, provided, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of KEF Borrower shall promptly deliver to KEF copies of any documents received from the United States Environmental Protection Agency or to any state, county or municipal environmental or health agency concerning the Equipment or its operation and copies of any documents submitted by Borrower or any of its subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation Borrower further agrees to indemnify KEF against and hold it harmless from all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments or other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents

19 SEVERABILITY, CAPTIONS Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law If, however, any provision of this Agreement or any of the Loan Documents shall be prohibited or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be ineffective only to the extent of such prohibition or unenforceability without affecting the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof

20 FINANCIAL AND OTHER DATA During the Term hereof, Borrower shall furnish KEF
(a) as soon as available, and in any event within 120 days after the last day of each fiscal year, financial statements of Borrower and each Guarantor and (b) from time to time as KEF may reasonably request, other financial reports, information or data (including federal and state income tax returns) and quarterly or interim financial statements of Borrower and each Guarantor All such information shall be audited (or if audited information is not available, compiled or reviewed) by an independent certified public accountant

21 [RESERVED]


--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 8 of 12

22 REPRESENTATIONS AND WARRANTIES OF BORROWER Borrower represents and warrants that a) Borrowers are either corporations or a limited liability company duly organized and validly existing in good standing under the laws of the state of their organization and the manager or member executing this Agreement on behalf of any limited liability company has the full authority to represent, sign for and bind such Borrower mall respects, (b) the execution, delivery and performance of this Agreement and all related documents (1) have been duly authorized by all necessary corporate action on the part of any Borrower's and any members, (2) do not require the approval of any stockholder, partner, member, manager, trustee, or holder of any obligations of any Borrower except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on any Borrower, the charter or by-laws of any Borrower, or the articles of organization or operating agreement of any Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of any Borrower under, any indenture, mortgage, contract or other agreement to which such Borrower is a party or by which it or its property is bound (c) the Loan Documents, when entered into, will constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with the terms thereof, (d) there are no pending actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Borrower, or the ability of Borrower to perform its obligations under the Loan Documents, (e) Borrower is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any installments under any lease agreement which, either individually or in the aggregate, would have the same such effect (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures,
(g) the financial statements of Borrower (copies of which have been furnished to KEF) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Borrower's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations, (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Borrower, (i) Borrower does not conduct business under a trade, assumed or fictitious name, except as set forth in Schedule 1, (j) this Agreement creates a valid first priority security interest in the Collateral securing payment and performance of the Secured Obligations and all filings and other action necessary to perfect such security interest have been taken or shall be promptly taken, (k) Borrower has filed or has caused to have been filed all Federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP and, to the extent Borrower believes it advisable to do so, Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities,
(l) except as previously disclosed in writing to KEF, neither Borrower nor any of its officers or directors (if a corporation), partners (if a partnership) or members or managers (if a limited liability corporation) has, directly or indirectly, any financial interest at the Supplier, and (m) Borrower is not in violation of any Applicable Law, the violation of which would have a material adverse effect on the conduct of its business, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business, and (n) none of the proceeds of the loan made by KEF will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes

23 FURTHER COVENANTS OF BORROWER The Borrower further covenants and agrees that it will not change its legal name, be a party to a merger, consolidation or other change in structure or use a trade name in its business

--------------------------------------------------------------------------------
Form No 96-501 801                                                  Page 9 of 12
without at least 30 days' prior written notice to KEF, and shall execute and deliver to KEF (to be filed at Borrower's expense) all UCC statements as may be required by KEF in connection with such event

24 MISCELLANEOUS Time is of the essence with respect to this Agreement ANY FAILURE OF KEF TO REQUIRE STRICT PERFORMANCE BY BORROWER OR ANY WAIVER BY KEF OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT None of the Loan Documents may be amended except by a writing signed by KEF and Borrower This Agreement will be binding upon KEF only if executed by a duly authorized officer or representative of KEF at KEF's principal place of business as set forth above This Agreement and all other Loan Documents shall be executed on Borrower's behalf by Authorized Signers of Borrower The Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Secured Obligations, and all other notices and demands whatsoever (except as expressly provided herein) THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK

23 JURY TRIAL WAIVER KEF AND BORROWER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH KEF OR BORROWER MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY KEF AND THE BORROWER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS

26 MORE THAN ONE BORROWER If more than one person or entity executes this Agreement, each of the other Loan Documents, and all addenda or other documents executed in connection herewith or therewith, as "Borrower," the obligations of "Borrower" contained herein and therein shall be deemed joint and several and all references to "Borrower" shall apply both individually and jointly

27 ENTIRE AGREEMENT This Agreement, together with the other Loan Documents, collectively constitute the entire understanding or agreement between KEF and Borrower with respect to the financing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein This Agreement shall not be modified except by the written agreement of KEF and Borrower

28 EXECUTION IN COUNTERPARTS This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument

--------------------------------------------------------------------------------
Form No 96-501 801                                                 Page 10 of 12

29 POWER OF ATTORNEY, UCC FILINGS BORROWER SHALL EXECUTE AND DELIVER TO KEF CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT, AND AT ANY TIME FROM TIME TO TIME THEREAFTER, ALL FINANCING STATEMENTS, AMENDMENTS TO FINANCING STATEMENTS, CHATTEL MORTGAGES, ASSIGNMENTS, AND ALL OTHER INSTRUMENTS, IN FORM SATISFACTORY TO KEF, AND TAKE ALL OTHER ACTION AS KEF MAY REASONABLY REQUIRE, TO PERFECT AND CONTINUE PERFECTED, MAINTAIN THE PRIORITY OF OR PROVIDE NOTICE OF KEF'S SECURITY IN THE COLLATERAL BORROWER HEREBY APPOINTS KEF, OR ITS ASSIGNEE, AND ANY OF KEF'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KEF'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KEF'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS Borrower hereby ratifies, to the extent permitted by law, all that KEF shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph

LENDER

KEF Equipment Finance, a Division of KEF Corporate
Capital Inc

By  MARCIE L SORRENTINO
   ------------------------------------
Name  MARCIE L SORRENTINO
Title REGIONAL LEASE CONTRACTS MANAGER



BROOKWOOD COMPANIES INCORPORATED             BROOKWOOD LAMINATING, INC


x RONALD E. KAPLAN                           x RONALD E. KAPLAN
 ------------------------------               ------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO


KENYON INDUSTRIES, INC                       ASHFORD BROMLEY, INC


x RONALD E. KAPLAN                           x RONALD E. KAPLAN
 ------------------------------               ------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO



XTRAMILE, INC                                LAND AND OCEAN III, INC


x RONALD E. KAPLAN                           x RONALD E. KAPLAN
 -------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  Treasurer                             Title Asst. Treasurer



STRATEGIC TECHNICAL ALLIANCE, LLC


x RONALD E. KAPLAN
 -------------------------------
Name
Title  Member     Manager  X
              ---         ---




--------------------------------------------------------------------------------
Form No 96-501 801                                                 Page 11 of 12

                               COLLATERAL SCHEDULE

                                   Schedule 1

--------------------------------------------------------------------------------
                              BORROWER TRADE NAMES

                                      None

--------------------------------------------------------------------------------
                            DESCRIPTION OF EQUIPMENT

The Security Agreement covers all of Borrower's right, title and interest, now owned or hereafter acquired, in and to the all computer equipment, including, without limitation all hardware and related software, monitors and cables, and including without limitation all of the components of such equipment installed, assembled or provided therewith described on the attached copies of invoices consisting of ninety rune (99) pages (originals or copies of such invoices are also on FILE AT KEF's location), together with any and all (1) substitutions, replacements or exchanges therefor, (2) replacement parts, additions, attachments and accessories incorporated therein or affixed thereto, or used IN connection therewith, and (3) proceeds thereof (both cash and non-cash), including insurance proceeds, (but without power of sale by Borrower), and also including, without limitation, claims of the Borrower against third parties for loss or damage to, or destruction of, such Equipment.

--------------------------------------------------------------------------------
and (II) photocopies of all invoices describing the Equipment with each page marked as "1 of 99", "2 of 99" etc










--------------------------------------------------------------------------------
Form No 96-501  801

                                                                        C#.30793
                                                                        L# 30794
                                                                 Ls#. 8800022328

                                                                AMENDMENT NO. 01
[GRAPHIC]                                                  TO SECURITY AGREEMENT
--------------------------------------------------------------------------------

         THIS AMENDMENT dated as of December 20, 2002 amends that certain Security Agreement dated as of December 20, 2002 (the "Agreement") between KEY EQUIPMENT FINANCE, A DIVISION OF KEY CORPORATE CAPITAL INC, as lender, and BROOKWOOD COMPANIES INCORPORATED, BROOKWOOD LAMINATING, INC, KENYON INDUSTRIES, INC, ASHFORD BROMLEY, INC, XTRAMILE, INC, LAND AND OCEAN III, INC, and STRATEGIC TECHNICAL ALLIANCE, LLC, collectively as Borrower(s) Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Agreement

BORROWER'S FINANCIAL COVENANTS Borrower hereby covenants with Lender as follows

1 CURRENT RATIO Borrower shall maintain a minimum Total Current Assets to Total Current Liabilities Ratio of 140 to 1, with outstanding balances of the working capital and acquisition revolving loans treated as current liabilities, calculated at the end of each fiscal quarter applying to Brookwood Companies Incorporated and any subsidiaries on a fully consolidated basis

2 TOTAL FIXED CHARGE COVERAGE RATIO Borrower shall maintain a minimum EBITDA (trailing four quarters) to Total Fixed Charge Ratio of not less than 125 to 100, calculated at the end of each fiscal quarter applying to Brookwood Companies Incorporated and any subsidiaries on a fully consolidated basis It is noted that the Uzzi purchase related items are an add-back to EBITDA

3 TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION Borrower shall maintain its Total Funded Debt to no greater than 50% of its Total Capitalization, calculated at the end of each fiscal quarter through December 31, 2002 applied to Brookwood Companies Incorporated and any subsidiaries on a fully consolidated basis and 45% of its Total Capitalization, calculated at the end of each fiscal quarter thereafter applied to Brookwood Companies Incorporated and any subsidiaries on a fully consolidated basis

4 MINIMUM NET INCOME Borrower shall maintain a minimum Net Income (as defined by GAAP) of $300,000 through March 31, 2002, $750,000 through June 30, 2002, $1,100,000 through September 30, 2002 and $1,500,000 through December 31, 2002

         DEFINED TERMS

         CAPITAL EXPENDITURES means net fixed assets at the beginning of the period less net fixed assets at the end of the period plus depreciation expense for the period

         CAPITAL LEASES means capital leases, conditional sales contracts and other title retention documents relating to the acquisition of capital assets (as classified in accordance with GAAP)

         EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) means, for the trailing twelve-month period, consolidated net income (exclusive of any extraordinary or non-recurring non-cash gains and extraordinary or non-recurring non-cash losses and other income which is not from the continuing operations of the Borrower) of the Borrower and its subsidiaries plus, to the extent deducted from such consolidated net income, net interest expenses, income taxes and depreciation/amortization expense, all determined in accordance with GAAP This definition specifically excludes non-cash earnings or losses of unconsolidated subsidiaries and joint ventures, but allows dividends paid from unconsolidated subsidiaries and joint ventures to be added back into the computation


--------------------------------------------------------------------------------
Form No 96-508 801                                                   Page 1 of 3

         GAAP means generally accepted accounting principles in the United States of America, consistently applied

         INDEBTEDNESS means (I) Indebtedness for Borrowed Money and (II) all other liabilities or obligations which would, in accordance with GAAP, be classified as liabilities of Borrower

         INDEBTEDNESS FOR BORROWED MONEY means (I) all liabilities for borrowed money, (A) for the deferred purchase price of property or services, and
         (B) under leases which are or should be, under GAAP, recorded as Capital Leases, in each case in respect of which Borrower is directly or indirectly, absolutely or continently liable as obligor, guarantor, endorser or otherwise, or in respect of which such Borrower otherwise assures a creditor against loss, and (II) all liabilities of the type described in (I) above which are secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any Lien upon property owned by such Borrower, whether or not such Borrower has assumed or become liable for the payment thereof

         LIEN means any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind whatsoever, or the interest of a vendor or Lender under a conditional sale, title retention or capital lease agreement

         TOTAL CAPITALIZATION means the sum of Total Funded Debt and shareholders equity as set forth in Borrower's balance sheet determined IN accordance with GAAP

         TOTAL CURRENT ASSETS shall have the meaning defined by GAAP

         TOTAL CURRENT LIABILITIES shall have the meaning as defined by GAAP, except current liabilities shall also include the outstanding balances of the revolving loans

         TOTAL FIXED CHARGES means the sum of interest expense, required payments of principal, dividends paid, income taxes paid, and the cash portion of Capital Expenditures for the trailing twelve month period

         TOTAL FUNDED DEBT means the sum of all Indebtedness for Borrowed Money and similar monetary obligations evidenced by bonds, notes, debentures, overdrafts, short term debt facilities, notes payable, all liabilities secured by any lien existing on any property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed, all capitalized lease obligations, all reimbursement obligations under outstanding letters of credit, bankers acceptances and similar instruments and all guarantees and other contingent liabilities with respect to any obligations or liabilities of the type describes above and including, without limitation, bank debt

5 COMPLIANCE Borrower shall, within thirty (30) days of the end of each fiscal quarter end of Borrower, provide Lender with a certificate (a "Compliance Certificate") representing that Borrower is in full compliance with the foregoing financial covenants and setting forth the calculations used by Borrower to reach its conclusion The Compliance Certificate shall be signed by Borrower's chief financial officer or, if Borrower does not have a chief financial officer, such other officer or employee of Borrower who performs the duties typically undertaken by a chief financial officer

         EXCEPT AS EXPRESSLY MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED





--------------------------------------------------------------------------------
Form No 96-501 801                                                   Page 2 of 3

         IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first written above

LENDER


Key Equipment Finance, a Division of Key Corporate
Capital Inc

By /s/ MARCIE L SORRENTINO
   ------------------------------------
Name  MARCIE L SORRENTINO
Title REGIONAL LEASE CONTRACTS MANAGER



BROOKWOOD COMPANIES INCORPORATED             BROOKWOOD LAMINATING, INC


X /s/ RONALD E. KAPLAN                       X  /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO


KENYON INDUSTRIES, INC.                      ASHFORD PROMLEY, INC.


X /s/ RONALD E. KAPLAN                       X  /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO


XTRAMILE, INC.                               LAND AND OCEAN III, INC.


X /s/ RONALD E. KAPLAN                       X  /s/ RONALD E. KAPLAN
-------------------------------              -------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  Treasurer                             Title Asst. Treasurer


STRATEGIC TECHNICAL ALLIANCE, LLC


X /s/ RONALD E. KAPLAN
-------------------------------
Name
Title  Member     Manager  X
              ---         ---




--------------------------------------------------------------------------------
Form No 96-508 801                                                  Page 3 of 3

                                                                        C# 30793
                                                                        L# 30794
[GRAPHIC]                                                        Ls#  8800022328
THIS IS A CERTIFICATE ACKNOWLEDGING
ACCEPTANCE OF THE EQUIPMENT FOR
PURPOSES OF THE BELOW-REFERENCED
LOAN DOCUMENTS

THIS IS NOT A DELIVERY RECEIPT


                                                         BORROWER ACKNOWLEDGMENT
                                                     (CERTIFICATE OF ACCEPTANCE)
--------------------------------------------------------------------------------

Borrower Name BROOKWOOD COMPANIES INCORPORATED, BROOKWOOD LAMINATING, INC, KENYON INDUSTRIES, INC, ASHFORD BROMLEY, INC, XTRAMILE, INC, LAND AND OCEAN III, INC, and STRATEGIC TECHNICAL ALLIANCE, LLC

         All the Items of Equipment covered by a Security Agreement dated as of December 20, 2002 between the undersigned as Borrower and KEY EQUIPMENT FINANCE, A DIVISION OF KEY CORPORATE CAPITAL INC ("KEY"), as secured party (together with the Promissory Note in the amount of two hundred ninety eight thousand eighteen dollars and forty six cents ($298,018 46), the "Loan Documents"), (a) were received by the undersigned, (b) are satisfactory to the undersigned in all respects and are acceptable to the undersigned for financing under the Loan Documents, (c) are suitable for the undersigned's purposes, (d) are in good order, repair and condition, (e) have been installed and operate properly, and
(f) are subject to all of the terms and conditions of the Loan Documents

Dated  12/24, 02 (Year)


BROOKWOOD COMPANIES INCORPORATED             BROOKWOOD LAMINATING, INC


X /s/ RONALD E. KAPLAN                       X  /s/ RONALD E. KAPLAN
  -----------------------------                -----------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO


KENYON INDUSTRIES, INC.                      ASHFORD PROMLEY, INC.


X /s/ RONALD E. KAPLAN                       X /s/ RONALD E. KAPLAN
  -----------------------------                -----------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  CFO                                   Title  CFO



XTRAMILE, INC.                               LAND AND OCEAN III, INC.


X /s/ RONALD E. KAPLAN                      X /s/ RONALD E. KAPLAN
  -------------------------------             ------------------------------
Name Ronald E. Kaplan                        Name Ronald E. Kaplan
Title  Treasurer                             Title Asst. Treasurer



STRATEGIC TECHNICAL ALLIANCE, LLC


X /s/ RONALD E. KAPLAN
  -------------------------------
Name Ronald E. Kaplan
Title  Member     Manager  X
              ---         ---



                                             Sale Leaseback
--------------------------------------------------------------------------------
Form No 96-502 801                                                   Page 1 of 1